SEPTEMBER 30, 2025
SUPPLEMENT TO
THE HARTFORD WORLD BOND FUND SUMMARY PROSPECTUS
DATED FEBRUARY 28, 2025
This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.
Effective February 27, 2026, Mark H. Sullivan, CFA will no longer serve as a portfolio manager for The Hartford World Bond Fund due to his increased focus on his other roles at Wellington Management Company LLP. Martin Harvey, CFA and Marion Pelata will remain as portfolio managers for The Hartford World Bond Fund. Accordingly, effective immediately, under the heading “Management” in the above referenced Summary Prospectus, the following footnote is added next to Mr. Sullivan’s name in the portfolio manager table:
*
Effective February 27, 2026, Mr. Sullivan will no longer serve as a portfolio manager for the Fund. Over the next five months, Mr. Sullivan will transition his portfolio management responsibilities for the Fund to Mr. Harvey.
This Supplement should be retained with your Summary Prospectus for future reference.
HV-7759
September 2025